                                                                    EXHIBIT 3.65

    APPROVED
      AND
     FILED
  JUN 30 1977

 /s/ [ILLEGIBLE]
 ---------------
  SECRETARY OF
STATE OF INDIANA

                            ARTICLES OF INCORPORATION

                                       OF

                            WABASH CAST ALUMINUM INC.

         The undersigned incorporator desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), executes the following Articles of Incorporation.

                                   ARTICLE I

                                      Name

         The name of the Corporation is Wabash Cast Aluminum Inc.

                                   ARTICLE II

                               Purposes and Powers

         Section 1. Purposes. The purposes for which the Corporation is formed are:

         a. To engage in the business and operation of an aluminum foundary.

         b. In general, to transact any and all lawful business for which corporations may be incorporated under the Act.

         Section 2. Powers. Subject to any limitation or restriction imposed by the Act, any other law, or any provisions of these Articles of Incorporation, the Corporation shall have the power:

         a. To do everything, necessary, advisable or convenient for the accomplishment of any of the purposes hereinbefore set forth, or which shall at any time appear conducive to or expedient for the protection or benefit of the Corporation, and to do all other things incidental thereto or connected therewith which are not forbidden by law;

         b. To carry out the purposes hereinbefore set forth in any state, territory, district or possession of the

United States, or in any foreign country, to the extent that such purposes are not forbidden by the law of any such state, territory, district or possession of the United States or by any such foreign country; and

         c. To have, exercise and enjoy in furtherance of the purposes hereinbefore set forth all the general rights, privileges and powers granted to corporations by the Act, as now or hereafter amended, and by the common law.

                                  ARTICLE III

                               Terms of Existence

         The Corporation shall have perpetual existence.

                                   ARTICLE IV

                      Principal Office and Resident Agent

         The post office address of the principal office of the Corporation is 28240 Grand River, Farmington, Michigan, 48024. The name and post office address of its Resident Agent are Berkley W. Duck, III, 10th Floor, 111 Monument Circle, Indianapolis, Indiana, 46204.

                                    ARTICLE V

                                Number of Shares

         The total number of shares which the Corporation shall have authority to issue is one thousand (1,000) shares with a par value of One Dollar ($1.00) per share, and no shares without par value.

                                   ARTICLE VI

                                Terms of Shares

         Section 1. Classes. There shall be one (1) class of shares of the Corporation which shall be common shares.

         Section 2. Relative Rights. All shares of the Corporation shall have the same rights, preferences, limitations and restrictions.

                                   ARTICLE VII

                            Voting Rights of Shares

         Each shareholder of the Corporation shall be entitled to one (1) vote for each share standing in his name on the books of the Corporation on each matter submitted to a vote at any meeting of the shareholders.

                                  ARTICLE VIII

                             Initial Stated Capital

         The amount of initial stated capital of the Corporation shall be One Thousand Dollars ($1,000.00). The Corporation will not commence business until consideration of the value of One Thousand Dollars ($1,000.00) has been received for the issuance of shares.

                                   ARTICLE IX

                            Data Respecting Directors

         Section 1. Number. The initial board of directors shall be composed of three (3) members. Except as to the number constituting the initial board of directors, which shall not be less than three (3) the by-laws of the Corporation may specify from time to time the exact number of directors of the Corporation. Whenever the by-laws do not specify the exact number, the number of directors of the Corporation shall be three (3).

         Section 2. Qualification. Directors need not be shareholders of the Corporation, but shall have such other qualifications as the by-laws prescribe.

                                    ARTICLE X

                           Initial Board of Directors

         The names and post office addresses of the initial board of directors of the Corporation are:

                 Number and Street
    Name            or Building         City      State    Zip Code
    ----         -----------------      ----      -----    --------
Ray H. Witt     28240 Grand River    Farmington  Michigan    48024
James B. Kenny  28240 Grand River    Farmington  Michigan    48024
W. Frank Suit   28240 Grand River    Farmington  Michigan    48024

                                   ARTICLE XI

                                  Incorporator

         The name and post office address of the incorporator of the Corporation are:

                 Number and Street
  Name               or Building        City        State    Zip Code
  ----           -----------------      ----        -----    --------
Berkley W.      10th Floor,
 Duck, III      111 Monument Circle  Indianapolis  Indiana     46204

                                   ARTICLE XII

                    Provisions for Regulation of Business and
                       Conduct of Affairs of Corporation

         Section 1. Issuance of Shares. Any shares of the Corporation which are unissued, or which have been issued and thereafter reacquired by the Corporation, may be from time to time issued upon such terms and conditions, for such consideration, and to such persons, corporations or other legal entities as the board of directors may determine and order, without authorization or approval of the shareholders of the Corporation. Shares having a par value may be sold at less than their par value.

         Section 2. Place of Meetings. Meetings of the shareholders and meetings of the board of directors of the Corporation shall be held at such place, either within or without the State of Indiana, as shall be specified in the respective calls, notices or waivers of notice of such meetings given in accordance with the by-laws of the Corporation.

         Section 3. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are directors, officers or employees, or in which they are financially interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are financially interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the board of directors of the Corporation (or a committee thereof) which acts upon or in reference to such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be fully disclosed or known to the board of directors and the board shall nevertheless authorize, approve or ratify such contract or transaction by a vote of a majority of the directors present. The above provisions shall not be construed to invalidate any contract or other transactions which would otherwise be valid under the common and statutory law applicable thereto.

         Section 4.        Indemnification of Directors, Officers and Employees.
The Corporation shall indemnify any director, officer or employee, or former director, officer or employee of the Corporation, against expenses actually and reasonably incurred by him (and not covered by insurance) in connection with the defense of an action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made or threatened to be made a party by reason of being or having been such director, officer or employee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties to the Corporation or shareholders. The Corporation may also reimburse any director, officer or employee, or former director, officer or employee, for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the Corporation that such settlement be made and that such director, officer, or employee was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director, officer or employee may be entitled under any by-law, agreement, vote of shareholders or otherwise.

         Section 5. Powers of Board of Directors. Subject to any limitation or restriction imposed by law or by these Articles of Incorporation, the board of directors of the Corporation is hereby authorized to exercise, in furtherance of the purposes of the Corporation, all the powers of the Corporation without authorization or approval of the shareholders of the Corporation.

         Section 6. Purchases of Shares of the Corporation. The Corporation shall have the right and power, exercisable by authorization and approval of the board of directors, to purchase, take, receive or otherwise acquire its own shares to the extent of unreserved and unrestricted capital surplus available therefor and without authorization or approval of the shareholders of the Corporation.

         Section 7. Distributions Out of Capital Surplus. The board of directors may, from time to time, distribute to its shareholders out of capital surplus of the Corporation a portion of its assets, in cash or property, without authorization or approval of the shareholders of the Corporation but subject to such limitations as may be imposed by law.

         IN WITNESS WHEREOF, the undersigned incorporator designated in Article XI, has executed these Articles of Incorporation and certifies to the truth of the facts herein stated, this 30 day of June, 1977.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------

STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

         The undersigned,, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certifies that Berkley W. Duck, III the incorporator referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

         WITNESS, my hand and Notarial Seal this 30 day of June, 1977.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                   Notary Public
(SEAL)

My Commission Expires:

11-17-77

This instrument prepared by Berkley W. Duck, III, Ice Miller Donadio & Ryan, 10th Floor, 111 Monument Circle, Indianapolis, Indiana 46204.

State Form 37020

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE             JUN 13 1983
                                                                     MICROFILMED
                          CERTIFICATE OF AMENDMENT
                                       OF

                           WABASH CAST ALUMINUM, INC.

         I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4). THE NAME OF THE CORPORATION IS AMENDED AS FOLLOWS:

                              CMI-WABASH CAST, INC.

         NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

       [SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 1st day of JUNE, 1983
                              _______________________________________________
                                    EDWIN J. SIMCOX, Secretary of State

                              By ____________________________________________
                                                               Deputy

NOTE: This form may now also be used for amending pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation was formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or
Article I below.

                                    APPROVED
                                       AND
                                      FILED
                                   MAY 31 1983

                              /s/ Edwin J. Simcox
                          SECRETARY OF STATE OF INDIANA

State Form 38333
Corporate Form No. 102 (Oct. 1979) -- Page One

ARTICLES OF AMENDMENT (Amending Individual Articles Only)

Prescribed by Edwin J. Simcox, Secretary of State of Indiana

Use Size 8 1/2 x 11 White Paper for Inserts

Filing Requirements--Present 2 originally signed and fully executed copies to Secretary of State, Room 155, State House, Indianapolis 46204

Recording Requirements--Recording of Articles of Amendment in the Office of the County Recorder is generally no longer required by the Indiana General Corporation Act. However, if the name of the corporation is changed by this amendment, a certified copy of the Certificate of Amendment must be filed with the Recorder of every county in which the corporation owns real estate.

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF

                           WABASH CAST ALUMINUM, INC.

         The undersigned officers of WABASH CAST ALUMINUM, INC. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    ARTICLE I

                              TEXT OF THE AMENDMENT

         The exact text of Article(s) I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

         The name of the corporation is CMI-Wabash Cast, Inc.

                                  Corporate Form No. 102 (Oct. 1979) -- Page Two

                                  ARTICLE II

                           MANNER OF ADOPTION AND VOTE

         Section 1. Action by Directors (select appropriate paragraph).

             By written consent executed on April 5, 1983, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held April 5, 1983, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         Section 2. Action by Shareholders (select appropriate paragraph).

                                Corporate Form No. 102 (Oct. 1979) -- Page Three

             By written consent executed on April 5, 1983, signed by the holders of all shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

         Section 3. Compliance with Lagal Requirements.

         The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                   ARTICLE III

             STATEMENT OF CHANGES MADE WITH RESPECT TO ANY INCREASE
                  IN THE NUMBER OF SHARES HERETOFORE AUTHORIZED

Aggregate Number of Shares
   Previously Authorized        _____________

Increase (indicate "0" or "N/A" if no increase) N/A

Aggregate Number of Shares
   To Be Authorized After Effect of This Amendment ____________

                                 Corporate Form No. 102 (Oct. 1979) -- Page Four

         IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 6th day of April, 1983.

/s/ Ray H. Witt                                       /s/ W. Frank Suit
--------------------------                            --------------------------
    (Written Signature)                                   (Written Signature)

  Ray H. Witt                                           W. Frank Suit
--------------------------                            --------------------------
    (Printed Signature)                                    (Printed Signature)

President                                             Secretary

STATE OF MICHIGAN  }
                   } SS:
COUNTY OF Oakland  }

         I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Michigan certify that Ray
H. Witt, the _____________ President, and W. Frank, the ______________ Secretary of the Corporation, the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore or attested to the truth of the facts therein stated.

         Witness my hand and Notarial Seal this 6th day of APRIL, 1983.

                                                      /s/ David L. Tennent
                                                      --------------------------
                                                          (Written Signature)

                                                          David L. Tennent
                                                      --------------------------
                                                          (Printed Signature)

                                                             NOTARY PUBLIC

My Commission Expires:                            My County of Residence is:

   August 12, 1985                                   Oakland County, Michigan

This instrument was prepared by R. P. Fisher, Attorney at Law,
                                ------------
                                   (Name)

       40 West Hill St.             Wabash        IN          46992
----------------------------------------------------------------------
(Number and Street or Building)     (City)      (State)     (Zip Code)

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

         CMI-WABASH CAST INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the

Indiana Business Corporation Law,

as amended.

NOW, THEREFORE, I, EVAN BAYH, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is October 17, 1988.

                                    In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Seventeenth day of October, 1988

                                    ____________________________________________
[SEAL]                              EVAN BAYH, Secretary of State

                                    By _________________________________________
                                                                          Deputy

          APPROVED
            AND
           FILED

/s/ Evan Bayh
SECRETARY OF STATE OF INDIANA

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                              CMI-WABASH CAST, INC.

         The above corporation (hereinafter referred to as the "Corporation") existing pursuant to the Indiana Business Corporation Law, desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, sets forth the following facts:

                                    ARTICLE I
                                  AMENDMENT(S)

Section 1:        The name of the Corporation following this amendment is:
                  CMI-Wabash Cast, Inc.

Section 2: The exact text of Article XII of the Articles of Incorporation is now as follows:

         Section 1. Issuance of Shares. Any shares of the Corporation which are unissued, or which have been issued and thereafter reacquired by the Corporation, may be from time to time issued upon such terms and conditions, for such consideration, and to such persons, corporations or other legal entities as the board of directors may determine and order, without authorization or approval of the shareholders of the Corporation. Shares having a par value may be sold at less than their par value.

         Section 2. Place of Meetings. Meetings of the shareholders and meetings of the board of directors of the Corporation shall be held at such place, either within or without the State of Indiana, as shall be specified in the respective calls, notices or waivers of notice of such meetings given in accordance with the by-laws of the Corporation.

         Section 3. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are directors, officers or employees, or in which they are financially interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are financially interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the board of directors of the Corporation (or a committee thereof) which acts upon or in reference to such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be fully disclosed or known to the board of directors and the board shall nevertheless authorize, approve or ratify such contract or transaction by a vote of a majority of the directors present. The above provisions shall not be construed to invalidate any contract or other transactions which would otherwise be valid under the common and statutory law applicable thereto.

         Section 4. Indemnification of Directors, Officers and Employees.

         a. The Corporation shall indemnify any director, officer, or employee, or former director, officer or employee of the Corporation, against expenses actually and reasonably incurred by him (and not covered by insurance) in connection with the defense of an action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made or threatened to be made a party by reason of being or having been such director, officer or employee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for recklessness or willful misconduct in the performance of his duties to the Corporation or shareholders. The Corporation may also reimburse any director, officer or employee, or former director, officer or employee, for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the Corporation that such settlement be made and that such director, officer, or employee was not guilty of recklessness or willful misconduct. Such rights or indemnification and reimbursement shall not be exclusive or any other rights to which such director, officer or employee may be entitled under any by-law, agreement, vote of shareholders or otherwise.

         b. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty. However, this provision does not eliminate or limit the liability of a director for any of the following reasons:

                  (i) A breach of the director's duty of loyalty to the Corporation or its Shareholders.

                  (ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of the law.

                  (iii)    A violation of I.C. 23-1-35.

                  (iv) A transaction from which the director derived an improper personal benefit.

                  (v) An act or omission occurring before the filing of this certificate of amendment.

         Section 5. Powers of Board of Directors. Subject to any limitation or restriction imposed by law or by theses Articles of Incorporation, the board of directors of the Corporation is hereby authorized to exercise, in futherance of the purposes of the Corporation, all the powers of the Corporation without authorization or approval of the shareholders of the Corporation.

         Section 6. Purchase of Shares of the Corporation. The Corporation shall have the right and power, exercisable by authorization and approval of the board of directors, to purchase, take, receive or otherwise acquire its own shares to the extent of unreserved or unrestricted capital surplus available therefor and without authorization or approval of the shareholders of the Corporation.

         Section 7. Distributions Out of Capital Surplus. The board of directors may, from time to time, distribute to its shareholders out of capital surplus of the Corporation a portion of its assets, in cash or property, without authorization or approval of the shareholders of the Corporation but subject to such limitations as may be imposed by law.

Section 3: The date of each amendment's adoption is: Immediately upon filing with the Secretary of State.

                                   ARTICLE II
                               MANNER OF ADOPTION

Section 1: Vote of Shareholders

         The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment and the number of votes of each voting group represented at the meeting is set forth below:

                                                             Total Common Capital
Designation of Each Voting Group                                    1,000
Number of Outstanding Shares                                        1,000
Number of Votes Entitled to be Cast                                 1,000
Number of Votes Represented at Meeting                              1,000
Shares Voted in Favor                                               1,000
Shares Voted Against                                                    0

                                            CMI-WABASH CAST, INC.

                                            By: /s/ Ray H. Witt
                                                --------------------------------
                                                    Ray H. Witt
                                            Its:    President

Restat
Articles of Amendment
mcc

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                             ARTICLES OF AMENDMENT

To When These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                              CMI-WABASH CAST INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

The name of the corporation is amended as follows:

                    HAYES LEMMERZ INTERNATIONAL-WABASH, INC.

NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is June 22, 1999.

                                    In Witness Whereof, I have hereunto set my hand and affixed the seal at the State of Indiana, at the City of Indianapolis, this Twenty-second day of June, 1999.

                                                 SUE ANNE GILROY
                                                 SECRETARY OF STATE
         ARTICLES OF AMENDMENT OF THE            CORPORATIONS DIVISION
[SEAL]   ARTICLES OF INCORPORATION               302 W. Washington St., Rm. E018
         State Form 38333 (R8 / 12-96)           Indianapolis, IN 46204
         Approved State Board of Accounts 1995   Telephone: (317) 232-6576

INSTRUCTIONS:   Use 8 1/2" x 11" white paper for inserts.                                      Indiana Code 23-1-38-1 et seq.
                Present original and two copies to address in upper right hand corner of this
                Please TYPE or PRINT.                                                           FILING FEE: $30.00

--------------------------------------------------------------------------------
                          ARTICLES OF AMENDMENT OF THE
                         ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------------
Name of Corporation                                     Date of Incorporation
 CMI - WABASH CAST, INC.                                 June 30, 1977
--------------------------------------------------------------------------------
The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of:
(indicate appropriate act)

   [X] Indiana Business Corporation Law           [ ] Indiana Professional
                                                      Corporation Act of 1983

   as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                             ARTICLE I AMENDMENT(S)

The exact text of Article(s) I of the Articles

         (NOTE: If amending the name of corporation, write Article "I" in space above and write "The name of the Corporation is ______________," below.)

   The name of the Corporation is HAYES LEMMERZ INTERNATIONAL - WABASH, INC.

   The exact text for Article IV of the Articles:

   The post office address of the principle office of the Corporation is 15300 Centennial Drive, Northville, Michigan 48167. The name and post office address of its Resident Agent are CT Corporation System, One North Capital Avenue, Indianapolis, Indiana 46204.

                                   ARTICLE II

Date of each amendment's adoption:

April 30, 1999

                        (continued on the reverse side)

--------------------------------------------------------------------------------
                    ARTICLE III MANNER OF ADOPTION AND VOTE
--------------------------------------------------------------------------------

   Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

[ ] SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.

[X] SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)

              A Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

              -------------------------------------------------------
                    Shares entitled to vote.
              -------------------------------------------------------
                    Number of shares represented at the meeting.
              -------------------------------------------------------
                    Shares voted in favor.
              -------------------------------------------------------
                    Shares voted against.
              -------------------------------------------------------

              B. Unanimous written consent executed on April 30, 1999 and signed by all shareholders to vote.

                  ARTICLE IV COMPLIANCE WITH LEGAL REQUIREMENTS

    The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

    I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 17th day of June, 1999.

--------------------------------------------------------------------------------
Signature of current officer or                      Printed name of officer or
   chairman of the board                               chairman of the board

/s/ William D. Shovers                               William D. Shovers
--------------------------------------------------------------------------------

Signature's title
Vice President

                                    APPROVED
                                       AND
                                      FILED
                              /s/ SUE ANNE GILROY
                            IND. SECRETARY OF STATE

[SEAL]                                           SUE ANNE GILROY
CERTIFICATE OF ASSUMED BUSINESS NAME             SECRETARY OF STATE
(ALL CORPORATIONS)                               CORPORATIONS DIVISION
State Form 30353 (R8 / 9-97)                     302 W. Washington St., Rm. E018
State Board of Accounts Approved 1995            Indianapolis, IN 46204
                                                 Telephone: (317) 232-6576

INSTRUCTIONS:

1. This certificate must also be recorded in the office of County Recorder of each county in which a place of business or office is located.

2.   FEES ARE PER ASSUMED NAME. Please make check or money order payable to:
     Indiana Secretary of State.

Please TYPE or PRINT.

Indiana Code 23-15-1-11, et seq.

FILING FEES PER CERTIFICATE:

For-Profit Corporation, Limited Liability
Company, Limited Partnership                          $ 30.00
Not-For-Profit Corporation                            $ 26.00
Certificate - Additional                              $ 15.00

1. Name of Corporation, LLC or LP            2. Date of incorporation/admission

   HAYES LEMMERZ INTERNATIONAL - WABASH,INC.  June 30, 1977

3. Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)

   One North Capitol Avenue

   City, state and ZIP code

   Indianapolis, IN 46204

4. Assumed business name(s) ($30.00 per name)

   CMI - WABASH CAST, INC.

5. Principal office address of the Corporation, LLC, LP (street address)

   15300 Centennial Drive

   City, state and ZIP code
   Northville, Michigan 48167

6. Signature                               7. Printed name

                                              William D. Shovers, Vice President
           /s/ William D. Shovers
           ----------------------

STATE OF MICHIGAN
                    SS:
COUNTY OF WAYNE

Subscribed and sworn or attested to before me, this 17th day of June, 1999

________________________________________________________________________________
Notary Public

/s/ Patricia M. Cecchini
--------------------------------------------------------------------------------

My Notarial Commission Expires:              My County of Residence is:

This instrument was prepared by:
Patrick B. Carey, Assistant Secretary

PATRICIA M. CECCHINI, Notary Public
Oakland County, Michigan
My Commission Expires 4-2-2003

                                    APPROVED
                                       AND
                                      FILED
                             IND. SECRETARY OF STATE

[SEAL]                                            SUE ANNE GILROY
CERTIFICATE OF ASSUMED BUSINESS NAME              SECRETARY OF STATE
(ALL CORPORATIONS)                                CORPORATIONS DIVISION
State Form 30353 (R8 / 9-97)                      302 W. Washington St. Rm. EO18
State Board of Accounts Approved 1995             Indianapolis IN 46204
                                                  Telephone: (317) 232-6576

INSTRUCTIONS:

1. This certificate must also be recorded in the office of County Recorder of each county in which a place of business or office is located.

2. FEES ARE PER ASSUMED NAME. Please make check or money order payable to:
   Indiana Secretary of State.

Please TYPE or PRINT.

Indiana Code 23-15-1-1-1, et seq.

FILING FEES PER CERTIFICATE:

For-Profit Corporation, Limited Liability
Company, Limited Partnership                          $ 30.00
Not-For-Profit Corporation                            $ 26.00
Certificate - Additional                              $ 15.00

1. Name of Corporation, LLC or LP           2. Date of incorporation/admission

   HAYES LEMMERZ INTERNATIONAL - WABASH, INC.   June 30,1977

3. Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)

   One North Capitol Avenue

   City, state and ZIP code

   Indianapolis, IN 46204

4. Assumed business name(s) ($30.00 per name)

   CMI - WABASH CAST, INC.

5. Principal office address of the Corporation, LLC, LP (street address)

   15300 Centennial Drive

   City, state and ZIP code
   Northville, Michigan 48167

6. Signature                               7. Printed name
                                              William D. Shovers, Vice President
           /s/ William D. Shovers
           -----------------------

STATE OF MICHIGAN
                    SS:
COUNTY OF WAYNE

Subscribed and sworn or attested to before me, this 17th day of June, 1999

________________________________________________________________________________
Notary Public

/s/ Patricia M. Cecchini
--------------------------------------------------------------------------------

My Notarial Commission Expires:              My County of Residence is:

This instrument was prepared by:
Patrick B. Carey, Assistant Secretary

PATRICIA M. CECCHINI, Notary Public
Oakland County, Michigan
My Commission Expires 4-2-2003